HarborView Mortgage Pass-Through Certificates

Series 2004-6

Preliminary Marketing Materials

$687,293,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: July 12, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-6

$687,293,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2,3)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2,3)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$27,032,000	2.95/3.27	1-93/1-358	Variable(4)	Senior	[AAA/Aaa]
2-A	$82,328,000	2.95/3.27	1-93/1-358	Variable(4)	Senior	[AAA/Aaa]
3-A	$258,278,000	1.87/3.18	1-34/1-359	Variable(4)	Senior	[AAA/Aaa]
4-A	$203,855,000	2.45/3.19	1-57/1-359	Variable(4)	Senior	[AAA/Aaa]
5-A	$81,581,000	2.84/3.21	1-84/1-360	Variable(4)	Senior	[AAA/Aaa]
A-R	$100	Not Marketed Hereby		Variable	Senior/Residual	[AAA/Aaa]
B-1	$17,110,000	3.36/5.96	1-42/1-360	Variable(5)	Subordinate	[AA/Aa2]
B-2	$10,824,000	3.36/5.96	1-42/1-360	Variable(5)	Subordinate	[A/A2]
B-3	$6,285,000	3.36/5.96	1-42/1-360	Variable(5)	Subordinate	[BBB/Baa2]
B-4	$4,887,000	Privately Offered Certificates			Subordinate	[BB/NR]
B-5	$3,840,000				Subordinate	[B/NR]
B-6	$2,457,639				Subordinate	NR
Total:	$698,477,739

(1)

Distributions on the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates will be primarily derived from the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans, respectively (See “Mortgage Loans” herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Windows for the Class 1-A and Class 2-A Certificates are shown to the Optional Call Date and to maturity.

(3)

WAL and Payment Window for the Class 3-A, Class 4-A, Class 5-A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(4)

For every Distribution Date, the interest rate for each of the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(5)

The Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation, Downey Savings and Loan Association, F.A., GreenPoint Mortgage Funding, Inc. and Mellon Trust of New England, National Association.

Custodian/

Trustee:

Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

July 1, 2004.

Expected Pricing Date:

July, [16] 2004.

Closing Date:

On or about July 30, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates (collectively the “Class A Certificates”), and the Class A-R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates and Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available upon request in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal income tax purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for federal income tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the Group 3, Group 4, and Group 5 Mortgage Loans is assumed to be the Distribution Date in May 2007, April 2009, and July 2011, respectively.  The Weighted Average Roll Date for the Mortgage Loans is January 2008.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, and the Group 5 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $698,477,739.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $28,912,043 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month LIBOR.  Each of the Group 1 Mortgage Loans has an original term to maturity of 25 or 30 years.  All of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $88,052,066 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR.  Each of the Group 2 Mortgage Loans has an original term to maturity of 25 or 30 years.  All of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $276,234,034 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and substantially all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first three or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 4

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 4 Mortgage Loans described herein is approximately $218,026,813 (the “Group 4 Mortgage Loans”). The Group 4 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 4 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 4 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 4 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 5

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 5 Mortgage Loans described herein is approximately $87,252,783 (the “Group 5 Mortgage Loans”). The Group 5 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 7 or 10 years after the date of origination of each mortgage loan.  Each of the Group 5 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 5 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five, seven or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 5 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.50]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.05]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.50]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.60]% total subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after July 2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

August 2004 – July 2011

0% Pro Rata Share

August 2011 – July 2012

30% Pro Rata Share

August 2012 – July 2013

40% Pro Rata Share

August 2013 – July 2014

60% Pro Rata Share

August 2014 – July 2015

80% Pro Rata Share

August 2015 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in August 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

(1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

(2)

Class A-R Certificate, principal, until its balance is reduced to zero;

(3)

Concurrently to the Class A Certificates:

(i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

(ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

(iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

(iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

(v)

Class 5-A Certificates until the principal balance thereof has been reduced to zero, from the Group 5 Mortgage Loans;

(4)

In certain limited circumstances described in the prospectus supplement, Senior Certificates, in the same order as described above, from the unrelated Mortgage Loan group, principal, to the extent not received from the related Mortgage Loan group;

(5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

(6)

Class B-1 Certificates, principal allocable to such Class;

(7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

(8)

Class B-2 Certificates, principal allocable to such Class;

(9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

(10)

Class B-3 Certificates, principal allocable to such Class;

(11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

(12)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 1-A to Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
103-11
WAL (yr)	6.34	5.13	2.95	2.38	1.65
MDUR (yr)	5.45	4.54	2.77	2.26	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	185	154	93	76	54

Class 1-A to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
103-11
WAL (yr)	6.79	5.57	3.27	2.64	1.82
MDUR (yr)	5.73	4.83	3.02	2.48	1.77
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

Class 2-A to Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
102-27+
WAL (yr)	6.34	5.13	2.95	2.38	1.65
MDUR (yr)	5.35	4.46	2.73	2.24	1.60
First Prin Pay	1	1	1	1	1
Last Prin Pay	185	154	93	76	54

Class 2-A to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
102-27+
WAL (yr)	6.80	5.57	3.27	2.64	1.82
MDUR (yr)	5.61	4.74	2.98	2.45	1.75
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Class 3-A to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
101-23
WAL (yr)	2.32	2.21	1.87	1.71	1.42
MDUR (yr)	2.15	2.05	1.74	1.60	1.34
First Prin Pay	1	1	1	1	1
Last Prin Pay	34	34	34	34	34

Class 3-A to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
101-23
WAL (yr)	6.40	5.29	3.18	2.58	1.80
MDUR (yr)	4.99	4.26	2.76	2.29	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class 4-A to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
101-18
WAL (yr)	3.43	3.17	2.45	2.15	1.64
MDUR (yr)	3.04	2.82	2.22	1.96	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	57	57	57	57	54

Class 4-A to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
101-18
WAL (yr)	6.46	5.33	3.19	2.58	1.80
MDUR (yr)	4.93	4.21	2.72	2.27	1.64
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 5-A to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
99-11+
WAL (yr)	4.40	3.96	2.84	2.35	1.64
MDUR (yr)	3.75	3.40	2.48	2.09	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	84	84	84	76	54

Class 5-A to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
99-11+
WAL (yr)	6.55	5.39	3.21	2.60	1.81
MDUR (yr)	4.93	4.20	2.70	2.24	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	359

Class B-1 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
99-15+
WAL (yr)	3.45	3.45	3.36	3.26	2.99
MDUR (yr)	3.11	3.11	3.04	2.95	2.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	42	42	42	42	42

Class B-1 to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
99-15+
WAL (yr)	11.29	9.42	5.96	5.14	3.99
MDUR (yr)	8.30	7.18	4.91	4.34	3.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class B-2 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
98-23
WAL (yr)	3.45	3.45	3.36	3.26	2.99
MDUR (yr)	3.11	3.11	3.03	2.95	2.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	42	42	42	42	42

Class B-2 to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
98-23
WAL (yr)	11.29	9.42	5.96	5.14	3.99
MDUR (yr)	8.27	7.15	4.90	4.32	3.46
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-3 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
97-26+
WAL (yr)	3.45	3.45	3.36	3.26	2.99
MDUR (yr)	3.10	3.10	3.03	2.94	2.70
First Prin Pay	1	1	1	1	1
Last Prin Pay	42	42	42	42	42

Class B-3 to Maturity

Flat Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
97-26+
WAL (yr)	11.29	9.42	5.96	5.14	3.99
MDUR (yr)	8.24	7.12	4.88	4.31	3.45
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$698,477,739
Total Original Balance:	$699,297,278
Number Of Loans:	2,368
			Minimum		Maximum
Average Current Balance:	$294,965.26		$18,500.00		$2,500,000.00
Average Original Amount:	$295,311.35		$18,500.00		$2,500,000.00

Weighted Average Gross Coupon:	4.984%		2.500%		8.125%

Weighted Average Gross Margin:	2.431%		1.375%		4.500%
Weighted Average Max Int Rate:	11.029%		7.625%		16.500%
Weighted Average Min Int Rate:	2.466%		1.375%		6.250%
Weighted Average Periodic Rate Cap:	1.599%		1.000%		6.000%
Weighted Average First Rate Cap:	4.023%		1.000%		6.000%

Weighted Average Original LTV:	74.92%		15.85%		100.00%

Weighted Average Fico Score:	719		605		820

Weighted Average Original Term:	359	months	300	months	360	months
Weighted Average Remaining Term:	357	months	297	months	360	months
Weighted Average Seasoning:	2	months	0	months	13	months

Weighted Average Next Rate Reset:	42	months	1	months	119	months
Weighted Average Rate Adj Freq:	8	months	1	months	12	months
Weighted Average First Rate Adj Freq:	44	months	1	months	120	months

Weighted Average Prepay Term:	30	months	6	months	60	months
Weighted Average IO Term:	69	months	36	months	120	months

Top State Concentrations ($):	47.28 %California,7.84 %Georgia,4.46 %Arizona
Top Prepay Penalty Concentrations ($):	87.26 %No Prepayment Penalty,12.74 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	79.69 %IO, 20.31 %Not IO
Maximum Zip Code Concentration ($):	0.66%94203
Note Date:		Feb 11, 2003		Jun 22, 2004
First Pay Date:		Jul 01, 2003		Aug 01, 2004
Rate Chg Date:		Aug 01, 2004		Jun 01, 2014
Mature Date:		Apr 01, 2029		Jul 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	4.14
2	256	88,052,065.93	12.61
3	915	276,234,033.57	39.55
4	922	218,026,813.43	31.21
5	187	87,252,782.62	12.49
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
GMAC	1,335	349,294,021.48	50.01
COUNTRYWIDE	303	155,522,042.60	22.27
GREENPOINT	607	147,925,426.11	21.18
DOWNEY	112	38,495,998.58	5.51
MELLON	11	7,240,250.00	1.04
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/27 6 MO LIBOR IO	574	149,548,775.27	21.41
3/1 YR LIBOR IO	225	90,057,812.71	12.89
6 MO LIBOR IO	256	88,052,065.93	12.61
5/25 6 MO LIBOR IO	333	84,639,591.27	12.12
7/1 YR LIBOR IO	105	56,210,567.33	8.05
5/1 YR LIBOR IO	214	54,929,506.47	7.86
5/1 YR LIBOR	218	45,145,975.63	6.46
5/25 6 MO LIBOR	148	31,556,309.91	4.52
3/1 YR LIBOR	90	30,909,581.26	4.43
1 MO LIBOR IO	88	28,912,043.22	4.14
7/1 YR LIBOR	57	25,282,481.31	3.62
3/27 6 MO LIBOR	23	5,395,535.76	0.77
5/1 YR CMT	9	1,755,430.15	0.25
10/1 YR LIBOR IO	4	1,557,500.00	0.22
10/6 MO LIBOR IO	9	1,510,549.91	0.22
7/23 6 MO LIBOR IO	5	1,196,752.53	0.17
10/1 YR LIBOR	4	977,796.89	0.14
7/23 6 MO LIBOR	1	213,553.28	0.03
3/1 YR CMT	2	203,045.00	0.03
10/6 MO LIBOR	1	199,581.37	0.03
2/28 6 MO LIBOR	1	119,283.57	0.02
7/1 YR CMT	1	104,000.00	0.01
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	1,351	362,431,998.80	51.89
1 YR LIBOR	917	305,071,221.60	43.68
1 MO LIBOR	88	28,912,043.22	4.14
1 YR CMT	12	2,062,475.15	0.30
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
18,500.00 - 100,000.00	198	15,242,964.39	2.18
100,000.01 - 150,000.00	407	51,334,024.69	7.35
150,000.01 - 200,000.00	366	64,456,770.87	9.23
200,000.01 - 250,000.00	283	63,875,932.21	9.15
250,000.01 - 300,000.00	240	65,980,795.48	9.45
300,000.01 - 350,000.00	182	59,126,937.55	8.47
350,000.01 - 400,000.00	173	65,311,587.35	9.35
400,000.01 - 450,000.00	131	55,981,818.11	8.01
450,000.01 - 500,000.00	107	51,321,049.43	7.35
500,000.01 - 550,000.00	57	29,953,694.53	4.29
550,000.01 - 600,000.00	55	31,779,710.85	4.55
600,000.01 - 650,000.00	53	33,835,137.79	4.84
650,000.01 - 700,000.00	12	8,164,717.00	1.17
700,000.01 - 800,000.00	33	24,972,034.89	3.58
800,000.01 - 900,000.00	17	14,734,694.83	2.11
900,000.01 - 1,000,000.00	32	31,092,168.80	4.45
1,000,000.01 - 1,250,000.00	7	8,152,000.00	1.17
1,250,000.01 - 1,500,000.00	11	15,505,200.00	2.22
1,500,000.01 - 1,750,000.00	2	3,356,500.00	0.48
1,750,000.01 - 2,000,000.00	1	1,800,000.00	0.26
2,250,000.01 - 2,500,000.00	1	2,500,000.00	0.36
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.500 - 2.500	3	1,359,000.00	0.19
2.501 - 3.000	50	21,838,700.32	3.13
3.001 - 3.500	170	56,926,538.91	8.15
3.501 - 4.000	126	55,251,082.63	7.91
4.001 - 4.500	212	81,885,075.95	11.72
4.501 - 5.000	375	120,129,986.69	17.20
5.001 - 5.500	525	151,812,958.82	21.73
5.501 - 6.000	544	126,814,358.07	18.16
6.001 - 6.500	262	61,765,519.34	8.84
6.501 - 7.000	85	17,505,209.16	2.51
7.001 - 7.500	14	2,553,308.88	0.37
8.001 - 8.125	2	636,000.00	0.09
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.375 - 1.500	5	3,100,650.00	0.44
1.501 - 2.000	99	38,269,305.53	5.48
2.001 - 2.500	1,281	401,115,547.22	57.43
2.501 - 3.000	865	231,040,330.90	33.08
3.001 - 3.500	104	22,908,174.63	3.28
3.501 - 4.000	12	1,612,549.99	0.23
4.001 - 4.500	2	431,180.50	0.06
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.625 - 8.000	1	116,600.00	0.02
8.001 - 8.500	3	782,000.00	0.11
8.501 - 9.000	16	4,016,607.09	0.58
9.001 - 9.500	75	32,322,478.48	4.63
9.501 - 10.000	186	75,319,641.02	10.78
10.001 - 10.500	393	132,061,637.67	18.91
10.501 - 11.000	529	140,684,411.33	20.14
11.001 - 11.500	422	101,675,957.04	14.56
11.501 - 12.000	458	114,793,185.84	16.43
12.001 - 12.500	199	72,512,710.28	10.38
12.501 - 13.000	61	16,076,716.75	2.30
13.001 - 16.500	25	8,115,793.27	1.16
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.375 - 1.500	5	3,100,650.00	0.44
1.501 - 2.000	49	26,756,439.56	3.83
2.001 - 2.500	1,214	387,012,794.72	55.41
2.501 - 3.000	980	255,964,396.09	36.65
3.001 - 3.500	105	23,398,727.91	3.35
3.501 - 4.000	12	1,612,549.99	0.23
4.001 - 4.500	2	431,180.50	0.06
5.001 - 6.250	1	201,000.00	0.03
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	110	57,602,804.28	8.25
0.501 - 1.000	1,111	279,182,648.58	39.97
1.501 - 2.000	1,136	354,452,035.91	50.75
4.501 - 5.000	10	6,711,250.00	0.96
5.501 - 6.000	1	529,000.00	0.08
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	113	58,169,504.28	8.33
0.501 - 1.000	320	77,922,369.33	11.16
1.501 - 2.000	321	121,499,559.50	17.39
2.501 - 3.000	3	1,931,180.50	0.28
3.501 - 4.000	1	719,200.00	0.10
4.501 - 5.000	1,392	383,253,600.92	54.87
5.501 - 6.000	218	54,982,324.24	7.87
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	7	8,467,750.00	1.21
360	2,361	690,009,988.77	98.79
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,047	609,460,880.72	87.26
6	3	2,896,250.00	0.41
12	73	23,577,587.16	3.38
24	1	1,500,000.00	0.21
36	235	55,403,920.89	7.93
42	1	224,000.00	0.03
60	8	5,415,100.00	0.78
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
297 - 300	7	8,467,750.00	1.21
337 - 348	10	1,702,483.32	0.24
349 - 360	2,351	688,307,505.45	98.54
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	4.14
6	1,351	362,431,998.80	51.89
12	929	307,133,696.75	43.97
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	4.14
6	256	88,052,065.93	12.61
24	1	119,283.57	0.02
36	914	276,114,750.00	39.53
60	922	218,026,813.43	31.21
84	169	83,007,354.45	11.88
120	18	4,245,428.17	0.61
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/04 - 08/31/04	130	38,108,326.72	5.46
09/01/04 - 09/30/04	67	16,420,473.28	2.35
10/01/04 - 10/31/04	78	24,521,453.99	3.51
11/01/04 - 11/30/04	58	34,245,355.18	4.90
12/01/04 - 12/31/04	7	2,890,650.00	0.41
03/01/06 - 03/31/06	1	119,283.57	0.02
11/01/06 - 11/30/06	2	1,140,369.93	0.16
01/01/07 - 01/31/07	1	54,943.60	0.01
02/01/07 - 02/28/07	23	5,155,174.02	0.74
03/01/07 - 03/31/07	49	11,518,348.60	1.65
04/01/07 - 04/30/07	151	37,905,327.70	5.43
05/01/07 - 05/31/07	364	106,308,310.82	15.22
06/01/07 - 06/30/07	322	113,401,875.33	16.24
07/01/07 - 07/31/07	2	630,400.00	0.09
06/01/08 - 06/30/08	1	162,761.68	0.02
07/01/08 - 07/31/08	9	1,539,721.64	0.22
08/01/08 - 08/31/08	33	6,394,120.03	0.92
09/01/08 - 09/30/08	57	11,244,913.79	1.61
10/01/08 - 10/31/08	54	10,210,262.68	1.46
11/01/08 - 11/30/08	25	4,963,445.26	0.71
12/01/08 - 12/31/08	13	3,096,006.78	0.44
01/01/09 - 01/31/09	93	17,704,801.66	2.53
02/01/09 - 02/28/09	4	1,143,864.93	0.16
03/01/09 - 03/31/09	3	524,899.51	0.08
04/01/09 - 04/30/09	91	21,985,129.84	3.15
05/01/09 - 05/31/09	168	48,609,088.63	6.96
06/01/09 - 06/30/09	362	86,955,797.00	12.45
07/01/09 - 07/31/09	9	3,492,000.00	0.50
09/01/10 - 09/30/10	2	415,684.27	0.06
10/01/10 - 10/31/10	4	905,191.21	0.13
01/01/11 - 01/31/11	2	317,553.28	0.05
02/01/11 - 02/28/11	1	141,542.42	0.02
04/01/11 - 04/30/11	12	5,853,724.08	0.84
05/01/11 - 05/31/11	41	21,932,889.56	3.14
06/01/11 - 06/30/11	103	51,509,519.63	7.37
07/01/11 - 07/31/11	4	1,931,250.00	0.28
09/01/13 - 09/30/13	1	205,017.17	0.03
10/01/13 - 10/31/13	2	369,668.63	0.05
02/01/14 - 02/28/14	5	1,115,349.98	0.16
03/01/14 - 03/31/14	2	1,080,111.09	0.15
04/01/14 - 04/30/14	8	1,317,731.28	0.19

(Continued on the next page)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
05/01/14 - 05/31/14	3	602,400.00	0.09
06/01/14 - 06/30/14	1	333,000.00	0.05
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
15.85 - 50.00	104	31,870,912.71	4.56
50.01 - 55.00	24	8,811,160.91	1.26
55.01 - 60.00	55	19,735,927.43	2.83
60.01 - 65.00	103	42,965,499.33	6.15
65.01 - 70.00	167	68,890,235.19	9.86
70.01 - 75.00	255	87,503,137.48	12.53
75.01 - 80.00	1,422	386,824,214.99	55.38
80.01 - 85.00	20	3,935,187.57	0.56
85.01 - 90.00	97	21,721,900.31	3.11
90.01 - 95.00	115	25,348,047.85	3.63
95.01 - 100.00	6	871,515.00	0.12
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	16	2,186,538.09	0.31
550 - 620	10	4,894,798.83	0.70
621 - 640	37	13,204,924.22	1.89
641 - 660	159	43,937,529.95	6.29
661 - 680	309	83,260,583.72	11.92
681 - 700	332	90,850,160.95	13.01
701 - 720	419	125,454,060.66	17.96
721 - 740	313	92,584,215.04	13.26
741 - 760	320	97,914,885.77	14.02
761 - 780	278	91,477,855.84	13.10
781 - 800	148	45,632,931.64	6.53
801 - 820	27	7,079,254.06	1.01
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	555	141,862,574.13	20.31
36	795	236,604,287.98	33.87
60	429	106,122,018.92	15.19
84	104	54,912,069.86	7.86
120	485	158,976,787.88	22.76
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	1,388	400,572,611.65	57.35
Cash Out Refinance	539	159,572,359.03	22.85
Rate/Term Refinance	441	138,332,768.09	19.80
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,641	545,309,089.78	78.07
Non-owner	621	123,393,670.39	17.67
Second Home	106	29,774,978.60	4.26
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	832	232,505,538.53	33.29
Reduced Documentation	607	176,393,658.66	25.25
Stated Documentation	394	107,893,387.44	15.45
Preferred Documentation	141	74,278,475.73	10.63
Alternative Documentation	130	40,763,280.65	5.84
No Documentation	138	31,854,142.04	4.56
No Ratio	86	20,516,673.98	2.94
Express Documentation	28	10,283,091.06	1.47
Streamline Documentation	11	3,822,990.68	0.55
Unknown	1	166,500.00	0.02
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,366	407,188,479.60	58.30
Planned Unit Development	561	169,721,595.61	24.30
Condominium	261	62,701,474.34	8.98
Two-to-Four Family	176	57,271,189.22	8.20
Cooperative	3	1,095,000.00	0.16
Townhouse	1	500,000.00	0.07
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	2,047	609,460,880.72	87.26
Has Prepayment Penalty	321	89,016,858.05	12.74
Total	2,368	698,477,738.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	857	330,266,900.91	47.28
Georgia	271	54,756,794.89	7.84
Arizona	178	31,173,309.37	4.46
Massachusetts	95	30,741,038.29	4.40
Florida	99	27,133,040.41	3.88
Washington	103	22,701,623.74	3.25
Nevada	85	22,451,640.90	3.21

All Others (36) + DC	680	179,253,390.26	25.66
Total	2,368	698,477,738.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$28,912,043
Total Original Balance:	$28,924,200
Number Of Loans:	88

			Minimum		Maximum
Average Current Balance:	$328,545.95		$87,608.11		$1,385,200.00
Average Original Amount:	$328,684.09		$88,450.00		$1,385,200.00

Weighted Average Gross Coupon:	3.829%		2.875%		6.625%

Weighted Average Gross Margin:	2.338%		1.625%		2.750%
Weighted Average Max Int Rate:	12.236%		11.000%		13.625%
Weighted Average Min Int Rate:	2.455%		1.750%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average First Rate Cap:	1.000%		1.000%		1.000%

Weighted Average Original LTV:	76.47%		32.16%		95.00%

Weighted Average Fico Score:	707		613		816

Weighted Average Original Term:	357	months	300	months	360	months
Weighted Average Remaining Term:	354	months	297	months	358	months
Weighted Average Seasoning:	3	months	2	months	5	months

Weighted Average Next Rate Reset:	1	months	1	months	1	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average First Rate Adj Freq:	1	months	1	months	1	months

Weighted Average Prepay Term:	19	months	6	months	36	months
Weighted Average IO Term:	120	months	120	months	120	months

Top State Concentrations ($):	47.07 %Georgia,30.07 %California,6.68 %New York
Top Prepay Penalty Concentrations ($):	87.04 %No Prepayment Penalty,12.96 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	100.00 %IO
Maximum Zip Code Concentration ($):	4.79%92679

Note Date:		Jan 16, 2004		Apr 26, 2004
First Pay Date:		Mar 01, 2004		Jun 01, 2004
Rate Chg Date:		Aug 01, 2004		Aug 01, 2004
Mature Date:		Apr 01, 2029		May 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
GMAC	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 MO LIBOR IO	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 MO LIBOR	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
87,608.11 - 100,000.00	8	759,158.11	2.63
100,000.01 - 150,000.00	16	2,000,828.55	6.92
150,000.01 - 200,000.00	16	2,898,735.52	10.03
200,000.01 - 250,000.00	7	1,534,099.99	5.31
250,000.01 - 300,000.00	4	1,049,281.08	3.63
300,000.01 - 350,000.00	8	2,622,698.99	9.07
350,000.01 - 400,000.00	6	2,364,789.04	8.18
400,000.01 - 450,000.00	5	2,131,273.71	7.37
450,000.01 - 500,000.00	4	1,895,950.00	6.56
500,000.01 - 550,000.00	3	1,579,000.00	5.46
600,000.01 - 650,000.00	2	1,260,000.00	4.36
650,000.01 - 700,000.00	1	700,000.00	2.42
700,000.01 - 800,000.00	2	1,487,500.00	5.14
800,000.01 - 900,000.00	2	1,743,528.23	6.03
900,000.01 - 1,000,000.00	1	1,000,000.00	3.46
1,000,000.01 - 1,250,000.00	1	1,200,000.00	4.15
1,250,000.01 - 1,385,200.00	2	2,685,200.00	9.29
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.875 - 3.000	11	6,147,986.94	21.26
3.001 - 3.500	27	10,208,239.20	35.31
3.501 - 4.000	17	4,269,840.45	14.77
4.001 - 4.500	7	1,133,203.60	3.92
4.501 - 5.000	12	2,879,946.25	9.96
5.001 - 5.500	6	1,616,833.45	5.59
5.501 - 6.000	7	2,559,293.33	8.85
6.501 - 6.625	1	96,700.00	0.33
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.625 - 2.000	14	7,160,671.64	24.77
2.001 - 2.500	26	10,567,054.50	36.55
2.501 - 2.750	48	11,184,317.08	38.68
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.000 - 11.000	7	3,926,906.25	13.58
11.001 - 11.500	2	364,309.30	1.26
11.501 - 12.000	28	6,928,423.18	23.96
12.001 - 12.500	25	10,114,222.36	34.98
12.501 - 13.000	19	6,370,639.57	22.03
13.001 - 13.625	7	1,207,542.56	4.18
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.750 - 2.000	7	5,504,200.00	19.04
2.001 - 2.500	17	8,804,984.48	30.45
2.501 - 3.000	64	14,602,858.74	50.51
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	24	14,309,184.48	49.49
0.501 - 1.000	64	14,602,858.74	50.51
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	24	14,309,184.48	49.49
0.501 - 1.000	64	14,602,858.74	50.51
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	1	1,300,000.00	4.50
360	87	27,612,043.22	95.50
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	71	25,165,868.95	87.04
6	1	700,000.00	2.42
12	9	1,745,974.99	6.04
36	7	1,300,199.28	4.50
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
297 - 300	1	1,300,000.00	4.50
349 - 358	87	27,612,043.22	95.50
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/04 - 08/31/04	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
32.16 - 50.00	3	2,387,608.11	8.26
50.01 - 55.00	2	445,800.00	1.54
55.01 - 60.00	2	2,061,000.00	7.13
60.01 - 65.00	1	410,000.00	1.42
65.01 - 70.00	3	2,001,200.00	6.92
70.01 - 75.00	8	3,242,356.25	11.21
75.01 - 80.00	38	11,376,974.60	39.35
85.01 - 90.00	4	1,372,599.99	4.75
90.01 - 95.00	27	5,614,504.27	19.42
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
613 - 620	1	1,300,000.00	4.50
621 - 640	2	596,768.66	2.06
641 - 660	10	2,522,151.40	8.72
661 - 680	18	3,689,838.44	12.76
681 - 700	12	4,391,681.07	15.19
701 - 720	15	7,604,666.49	26.30
721 - 740	9	1,918,016.81	6.63
741 - 760	10	2,931,081.23	10.14
761 - 780	5	1,968,714.13	6.81
781 - 800	4	1,328,829.49	4.60
801 - 816	2	660,295.50	2.28
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
120	88	28,912,043.22	100.00
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	55	15,006,221.97	51.90
Cash Out Refinance	27	10,034,093.02	34.71
Rate/Term Refinance	6	3,871,728.23	13.39
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	78	26,669,558.77	92.24
Second Home	4	1,661,100.00	5.75
Non-owner	6	581,384.45	2.01
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	44	12,042,273.33	41.65
Full Documentation	22	11,816,680.59	40.87
Alternative Documentation	14	3,256,095.55	11.26
Stated Documentation	7	1,296,993.75	4.49
No Ratio	1	500,000.00	1.73
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	46	15,904,625.65	55.01
Planned Unit Development	32	10,791,383.12	37.32
Condominium	7	1,516,350.00	5.24
Two-to-Four Family	2	366,684.45	1.27
Cooperative	1	333,000.00	1.15
Total	88	28,912,043.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	71	25,165,868.95	87.04
Has Prepayment Penalty	17	3,746,174.27	12.96
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
Georgia	60	13,608,645.01	47.07
California	16	8,693,934.48	30.07
New York	3	1,931,250.00	6.68
New Jersey	1	1,300,000.00	4.50
Montana	1	1,000,000.00	3.46

All Others (5)	7	2,378,213.73	8.23
Total	88	28,912,043.22	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$88,052,066
Total Original Balance:	$88,134,390
Number Of Loans:	256

			Minimum		Maximum
Average Current Balance:	$343,953.38		$66,800.00		$1,750,000.00
Average Original Amount:	$344,274.96		$66,800.00		$1,750,000.00

Weighted Average Gross Coupon:	3.553%		2.500%		7.125%

Weighted Average Gross Margin:	2.226%		1.375%		3.625%
Weighted Average Max Int Rate:	12.205%		9.125%		13.625%
Weighted Average Min Int Rate:	2.449%		1.375%		3.625%
Weighted Average Periodic Rate Cap:	1.010%		1.000%		2.000%
Weighted Average First Rate Cap:	1.000%		1.000%		1.000%

Weighted Average Original LTV:	73.09%		30.00%		95.00%

Weighted Average Fico Score:	725		620		806

Weighted Average Original Term:	355	months	300	months	360	months
Weighted Average Remaining Term:	352	months	297	months	359	months
Weighted Average Seasoning:	3	months	1	months	5	months

Weighted Average Next Rate Reset:	4	months	1	months	115	months
Weighted Average Rate Adj Freq:	6	months	6	months	6	months
Weighted Average First Rate Adj Freq:	6	months	6	months	6	months

Weighted Average Prepay Term:	26	months	6	months	36	months
Weighted Average IO Term:	120	months	120	months	120	months

Top State Concentrations ($):	45.08 %California,29.10 %Georgia,5.11 %New York
Top Prepay Penalty Concentrations ($):	80.48 %No Prepayment Penalty,19.52 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	100.00 %IO
Maximum Zip Code Concentration ($):	1.99%90265

Note Date:		Feb 11, 2003		Apr 23, 2004
First Pay Date:		Mar 01, 2004		Jul 01, 2004
Rate Chg Date:		Aug 01, 2004		Feb 01, 2014
Mature Date:		Apr 01, 2029		Jun 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
2	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
GMAC	239	84,176,462.10	95.60
COUNTRYWIDE	17	3,875,603.83	4.40
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR IO	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
66,800.00 - 100,000.00	10	844,099.70	0.96
100,000.01 - 150,000.00	43	5,399,391.13	6.13
150,000.01 - 200,000.00	43	7,391,860.21	8.39
200,000.01 - 250,000.00	27	6,092,187.57	6.92
250,000.01 - 300,000.00	31	8,552,460.31	9.71
300,000.01 - 350,000.00	19	6,057,174.63	6.88
350,000.01 - 400,000.00	13	4,856,995.22	5.52
400,000.01 - 450,000.00	16	6,810,934.66	7.74
450,000.01 - 500,000.00	13	6,245,412.50	7.09
500,000.01 - 550,000.00	3	1,611,000.00	1.83
550,000.01 - 600,000.00	3	1,783,900.00	2.03
600,000.01 - 650,000.00	10	6,339,000.00	7.20
700,000.01 - 800,000.00	7	5,334,900.00	6.06
800,000.01 - 900,000.00	1	900,000.00	1.02
900,000.01 - 1,000,000.00	9	8,685,250.00	9.86
1,000,000.01 - 1,250,000.00	3	3,531,000.00	4.01
1,250,000.01 - 1,500,000.00	3	4,260,000.00	4.84
1,500,000.01 - 1,750,000.00	2	3,356,500.00	3.81
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.500 - 2.500	2	1,035,000.00	1.18
2.501 - 3.000	39	15,690,713.38	17.82
3.001 - 3.500	142	46,418,299.71	52.72
3.501 - 4.000	34	16,960,057.28	19.26
4.001 - 4.500	2	347,072.96	0.39
4.501 - 5.000	3	498,449.69	0.57
5.001 - 5.500	4	810,700.00	0.92
5.501 - 6.000	15	3,421,474.51	3.89
6.001 - 6.500	8	1,709,531.59	1.94
6.501 - 7.000	6	882,099.67	1.00
7.001 - 7.125	1	278,667.14	0.32
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.375 - 1.500	5	3,100,650.00	3.52
1.501 - 2.000	83	30,175,880.61	34.27
2.001 - 2.500	119	43,381,954.58	49.27
2.501 - 3.000	11	3,421,908.14	3.89
3.001 - 3.500	35	7,500,922.60	8.52
3.501 - 3.625	3	470,750.00	0.53
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.125 - 9.500	1	265,850.00	0.30
10.001 - 10.500	1	224,000.00	0.25
10.501 - 11.000	9	6,102,949.69	6.93
11.001 - 11.500	4	810,700.00	0.92
11.501 - 12.000	144	37,249,051.87	42.30
12.001 - 12.500	76	35,325,247.56	40.12
12.501 - 13.000	10	2,415,699.67	2.74
13.001 - 13.625	11	5,658,567.14	6.43
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.375 - 1.500	5	3,100,650.00	3.52
1.501 - 2.000	41	20,533,039.56	23.32
2.001 - 2.500	61	31,533,272.10	35.81
2.501 - 3.000	111	24,913,431.67	28.29
3.001 - 3.500	35	7,500,922.60	8.52
3.501 - 3.625	3	470,750.00	0.53
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	86	43,293,619.80	49.17
0.501 - 1.000	168	44,320,446.13	50.33
1.501 - 2.000	2	438,000.00	0.50
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	89	43,860,319.80	49.81
0.501 - 1.000	167	44,191,746.13	50.19
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	6	7,167,750.00	8.14
360	250	80,884,315.93	91.86
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	208	70,863,432.80	80.48
6	2	2,196,250.00	2.49
12	14	4,339,239.30	4.93
36	32	10,653,143.83	12.10
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
297 - 300	6	7,167,750.00	8.14
349 - 359	250	80,884,315.93	91.86
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/04 - 08/31/04	42	9,196,283.50	10.44
09/01/04 - 09/30/04	67	16,420,473.28	18.65
10/01/04 - 10/31/04	78	24,521,453.99	27.85
11/01/04 - 11/30/04	58	34,245,355.18	38.89
12/01/04 - 12/31/04	7	2,890,650.00	3.28
02/01/14 - 02/28/14	4	777,849.98	0.88
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
30.00 - 50.00	12	3,754,576.04	4.26
50.01 - 55.00	4	2,323,800.00	2.64
55.01 - 60.00	7	4,597,999.96	5.22
60.01 - 65.00	15	7,858,882.87	8.93
65.01 - 70.00	26	14,930,273.05	16.96
70.01 - 75.00	33	14,709,835.10	16.71
75.01 - 80.00	115	30,890,764.37	35.08
80.01 - 85.00	2	415,199.70	0.47
85.01 - 90.00	17	3,535,108.34	4.01
90.01 - 95.00	25	5,035,626.50	5.72
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	7	1,044,738.10	1.19
550 - 620	1	245,750.00	0.28
621 - 640	1	305,000.00	0.35
641 - 660	17	4,077,407.39	4.63
661 - 680	29	7,010,245.39	7.96
681 - 700	41	15,342,168.04	17.42
701 - 720	40	13,775,515.54	15.64
721 - 740	29	12,028,566.92	13.66
741 - 760	39	14,680,327.07	16.67
761 - 780	32	14,553,093.19	16.53
781 - 800	18	4,661,604.29	5.29
801 - 806	2	327,650.00	0.37
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
120	256	88,052,065.93	100.00
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	117	37,008,713.10	42.03
Cash Out Refinance	88	27,122,113.37	30.80
Rate/Term Refinance	51	23,921,239.46	27.17
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	222	79,402,106.21	90.18
Second Home	18	5,964,137.73	6.77
Non-owner	16	2,685,821.99	3.05
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	120	44,697,661.48	50.76
Reduced Documentation	54	23,048,620.63	26.18
Alternative Documentation	55	12,109,989.79	13.75
Stated Documentation	20	7,008,494.34	7.96
No Ratio	7	1,187,299.69	1.35
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	134	53,026,335.37	60.22
Planned Unit Development	92	27,429,765.06	31.15
Condominium	26	6,095,930.32	6.92
Cooperative	2	762,000.00	0.87
Two-to-Four Family	2	738,035.18	0.84
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	208	70,863,432.80	80.48
Has Prepayment Penalty	48	17,188,633.13	19.52
Total	256	88,052,065.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	73	39,695,715.97	45.08
Georgia	123	25,620,816.31	29.10
New York	8	4,500,750.00	5.11
New Jersey	7	4,338,600.00	4.93
Florida	16	3,848,055.24	4.37

All Others (12)	29	10,048,128.41	11.41
Total	256	88,052,065.93	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group III Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$276,234,034
Total Original Balance:	$276,307,200
Number Of Loans:	915

			Minimum		Maximum
Average Current Balance:	$301,895.12		$18,500.00		$1,500,000.00
Average Original Amount:	$301,975.08		$18,500.00		$1,500,000.00

Weighted Average Gross Coupon:	5.155%		2.500%		7.375%

Weighted Average Gross Margin:	2.573%		1.875%		4.500%
Weighted Average Max Int Rate:	11.080%		7.625%		16.500%
Weighted Average Min Int Rate:	2.576%		1.875%		6.250%
Weighted Average Periodic Rate Cap:	1.449%		1.000%		6.000%
Weighted Average First Rate Cap:	3.408%		1.000%		6.000%

Weighted Average Original LTV:	76.58%		18.05%		100.00%

Weighted Average Fico Score:	712		622		813

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	352	months	360	months
Weighted Average Seasoning:	2	months	0	months	8	months

Weighted Average Next Rate Reset:	34	months	20	months	36	months
Weighted Average Rate Adj Freq:	9	months	6	months	12	months
Weighted Average First Rate Adj Freq:	36	months	24	months	36	months

Weighted Average Prepay Term:	33	months	12	months	36	months
Weighted Average IO Term:	37	months	36	months	120	months

Top State Concentrations ($):	52.92 %California,4.85 %Nevada,4.60 %Florida
Top Prepay Penalty Concentrations ($):	86.22 %No Prepayment Penalty,13.78 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	86.74 %IO,13.26 %Not IO
Maximum Zip Code Concentration ($):	1.01%94203

Note Date:		Oct 03, 2003		Jun 02, 2004
First Pay Date:		Dec 01, 2003		Aug 01, 2004
Rate Chg Date:		Mar 01, 2006		Jul 01, 2007
Mature Date:		Nov 01, 2033		Jul 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
3	915	276,234,033.57	100.00
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
GREENPOINT	390	94,848,391.06	34.34
COUNTRYWIDE	148	76,369,146.94	27.65
GMAC	264	65,991,496.99	23.89
DOWNEY	112	38,495,998.58	13.94
MELLON	1	529,000.00	0.19
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/27 6 MO LIBOR IO	574	149,548,775.27	54.14
3/1 YR LIBOR IO	225	90,057,812.71	32.60
3/1 YR LIBOR	90	30,909,581.26	11.19
3/27 6 MO LIBOR	23	5,395,535.76	1.95
3/1 YR CMT	2	203,045.00	0.07
2/28 6 MO LIBOR	1	119,283.57	0.04
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	598	155,063,594.60	56.13
1 YR LIBOR	315	120,967,393.97	43.79
1 YR CMT	2	203,045.00	0.07
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
18,500.00 - 100,000.00	91	6,666,562.90	2.41
100,000.01 - 150,000.00	121	15,243,131.90	5.52
150,000.01 - 200,000.00	125	21,948,526.11	7.95
200,000.01 - 250,000.00	97	21,835,859.36	7.90
250,000.01 - 300,000.00	84	23,107,092.53	8.37
300,000.01 - 350,000.00	83	27,152,626.43	9.83
350,000.01 - 400,000.00	87	32,644,243.07	11.82
400,000.01 - 450,000.00	61	26,107,187.96	9.45
450,000.01 - 500,000.00	53	25,513,120.17	9.24
500,000.01 - 550,000.00	28	14,592,377.24	5.28
550,000.01 - 600,000.00	30	17,342,690.85	6.28
600,000.01 - 650,000.00	18	11,480,905.25	4.16
650,000.01 - 700,000.00	4	2,726,449.99	0.99
700,000.01 - 800,000.00	11	8,279,124.04	3.00
800,000.01 - 900,000.00	6	5,124,079.80	1.85
900,000.01 - 1,000,000.00	13	12,497,055.97	4.52
1,000,000.01 - 1,250,000.00	1	1,173,000.00	0.42
1,250,000.01 - 1,500,000.00	2	2,800,000.00	1.01
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.500 - 2.500	1	324,000.00	0.12
3.501 - 4.000	58	30,147,365.45	10.91
4.001 - 4.500	100	42,862,872.75	15.52
4.501 - 5.000	163	56,720,793.30	20.53
5.001 - 5.500	197	51,069,612.83	18.49
5.501 - 6.000	244	59,590,107.96	21.57
6.001 - 6.500	98	25,335,000.56	9.17
6.501 - 7.000	46	8,995,688.96	3.26
7.001 - 7.375	8	1,188,591.76	0.43
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.875 - 2.000	1	719,200.00	0.26
2.001 - 2.500	301	115,183,919.05	41.70
2.501 - 3.000	535	143,576,182.00	51.98
3.001 - 3.500	67	15,181,752.03	5.50
3.501 - 4.000	9	1,141,799.99	0.41
4.001 - 4.500	2	431,180.50	0.16
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.625 - 8.000	1	116,600.00	0.04
8.001 - 8.500	1	324,000.00	0.12
8.501 - 9.000	1	623,700.00	0.23
9.001 - 9.500	2	1,034,199.99	0.37
9.501 - 10.000	61	31,292,408.75	11.33
10.001 - 10.500	108	43,782,619.46	15.85
10.501 - 11.000	192	62,354,444.10	22.57
11.001 - 11.500	209	53,574,773.79	19.39
11.501 - 12.000	226	54,917,391.74	19.88
12.001 - 12.500	80	21,570,084.66	7.81
12.501 - 13.000	29	6,030,127.51	2.18
13.001 - 16.500	5	613,683.57	0.22
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.875 - 2.000	1	719,200.00	0.26
2.001 - 2.500	300	114,533,919.05	41.46
2.501 - 3.000	536	144,226,182.00	52.21
3.001 - 3.500	66	14,980,752.03	5.42
3.501 - 4.000	9	1,141,799.99	0.41
4.001 - 4.500	2	431,180.50	0.16
5.001 - 6.250	1	201,000.00	0.07
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	594	154,403,334.60	55.90
1.501 - 2.000	320	121,301,698.97	43.91
5.501 - 6.000	1	529,000.00	0.19
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	89	19,127,764.46	6.92
1.501 - 2.000	315	119,922,238.97	43.41
2.501 - 3.000	3	1,931,180.50	0.70
3.501 - 4.000	1	719,200.00	0.26
4.501 - 5.000	502	133,344,389.64	48.27
5.501 - 6.000	5	1,189,260.00	0.43
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	915	276,234,033.57	100.00
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	749	238,160,171.90	86.22
12	17	4,361,372.87	1.58
24	1	1,500,000.00	0.54
36	148	32,212,488.80	11.66
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
352 - 360	915	276,234,033.57	100.00
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	598	155,063,594.60	56.13
12	317	121,170,438.97	43.87
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
24	1	119,283.57	0.04
36	914	276,114,750.00	99.96
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
03/01/06 - 03/31/06	1	119,283.57	0.04
11/01/06 - 11/30/06	2	1,140,369.93	0.41
01/01/07 - 01/31/07	1	54,943.60	0.02
02/01/07 - 02/28/07	23	5,155,174.02	1.87
03/01/07 - 03/31/07	49	11,518,348.60	4.17
04/01/07 - 04/30/07	151	37,905,327.70	13.72
05/01/07 - 05/31/07	364	106,308,310.82	38.48
06/01/07 - 06/30/07	322	113,401,875.33	41.05
07/01/07 - 07/31/07	2	630,400.00	0.23
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
18.05 - 50.00	18	6,999,380.61	2.53
50.01 - 55.00	6	1,630,300.00	0.59
55.01 - 60.00	18	5,815,859.01	2.11
60.01 - 65.00	25	12,031,272.83	4.36
65.01 - 70.00	53	21,152,443.36	7.66
70.01 - 75.00	96	31,368,828.38	11.36
75.01 - 80.00	617	177,982,152.32	64.43
80.01 - 85.00	8	1,889,224.99	0.68
85.01 - 90.00	38	8,911,625.89	3.23
90.01 - 95.00	34	8,144,931.18	2.95
95.01 - 100.00	2	308,015.00	0.11
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	9	1,141,799.99	0.41
621 - 640	21	7,589,769.99	2.75
641 - 660	83	24,156,344.96	8.74
661 - 680	131	39,011,864.26	14.12
681 - 700	143	39,382,778.80	14.26
701 - 720	171	53,179,467.83	19.25
721 - 740	117	36,606,375.36	13.25
741 - 760	104	31,043,394.00	11.24
761 - 780	86	28,349,581.72	10.26
781 - 800	45	14,335,456.68	5.19
801 - 813	5	1,437,199.98	0.52
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	116	36,627,445.59	13.26
36	795	236,604,287.98	85.65
120	4	3,002,300.00	1.09
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	584	173,988,374.66	62.99
Cash Out Refinance	206	63,432,742.98	22.96
Rate/Term Refinance	125	38,812,915.93	14.05
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	564	201,553,423.51	72.96
Non-owner	313	63,642,619.14	23.04
Second Home	38	11,037,990.92	4.00
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	351	94,288,867.12	34.13
Full Documentation	218	57,719,903.17	20.90
Stated Documentation	154	46,784,250.01	16.94
Preferred Documentation	78	40,403,969.14	14.63
Alternative Documentation	39	14,057,550.16	5.09
Express Documentation	28	10,283,091.06	3.72
No Documentation	30	8,397,043.58	3.04
No Ratio	14	3,350,485.29	1.21
Streamline Documentation	2	782,374.04	0.28
Unknown	1	166,500.00	0.06
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	522	154,596,503.20	55.97
Planned Unit Development	210	68,720,219.10	24.88
Condominium	108	28,346,495.68	10.26
Two-to-Four Family	74	24,070,815.59	8.71
Townhouse	1	500,000.00	0.18
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	749	238,160,171.90	86.22
Has Prepayment Penalty	166	38,073,861.67	13.78
Total	915	276,234,033.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	395	146,176,262.61	52.92
Nevada	41	13,384,608.00	4.85
Florida	49	12,711,838.88	4.60
Georgia	62	11,821,960.43	4.28
Arizona	53	10,462,442.52	3.79
Virginia	34	9,862,722.69	3.57
Colorado	43	9,216,267.85	3.34

All Others (27) + DC	238	62,597,930.59	22.66
Total	915	276,234,033.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group IV Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$218,026,813
Total Original Balance:	$218,621,578
Number Of Loans:	922

			Minimum		Maximum
Average Current Balance:	$236,471.60		$19,250.00		$2,500,000.00
Average Original Amount:	$237,116.68		$19,250.00		$2,500,000.00

Weighted Average Gross Coupon:	5.469%		3.250%		7.500%

Weighted Average Gross Margin:	2.391%		2.250%		3.250%
Weighted Average Max Int Rate:	10.720%		8.250%		12.625%
Weighted Average Min Int Rate:	2.390%		2.250%		3.250%
Weighted Average Periodic Rate Cap:	1.772%		1.000%		5.000%
Weighted Average First Rate Cap:	5.224%		2.000%		6.000%

Weighted Average Original LTV:	74.69%		15.85%		100.00%

Weighted Average Fico Score:	722		619		820

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	357	months	347	months	360	months
Weighted Average Seasoning:	3	months	0	months	13	months

Weighted Average Next Rate Reset:	57	months	47	months	60	months
Weighted Average Rate Adj Freq:	9	months	6	months	12	months
Weighted Average First Rate Adj Freq:	60	months	60	months	60	months

Weighted Average Prepay Term:	31	months	12	months	60	months
Weighted Average IO Term:	74	months	60	months	120	months

Top State Concentrations ($):	39.81 %California,8.86 %Massachusetts,8.09 %Arizona
Top Prepay Penalty Concentrations ($):	87.33 %No Prepayment Penalty,12.67 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	64.01 %IO,35.99 %Not IO
Maximum Zip Code Concentration ($):	1.15%92662

Note Date:		May 12, 2003		Jun 17, 2004
First Pay Date:		Jul 01, 2003		Aug 01, 2004
Rate Chg Date:		Jun 01, 2008		Jul 01, 2009
Mature Date:		Jun 01, 2033		Jul 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
4	922	218,026,813.43	100.00
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
GMAC	715	163,536,662.19	75.01
GREENPOINT	202	50,170,151.24	23.01
MELLON	5	4,320,000.00	1.98
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/25 6 MO LIBOR IO	333	84,639,591.27	38.82
5/1 YR LIBOR IO	214	54,929,506.47	25.19
5/1 YR LIBOR	218	45,145,975.63	20.71
5/25 6 MO LIBOR	148	31,556,309.91	14.47
5/1 YR CMT	9	1,755,430.15	0.81
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	481	116,195,901.18	53.29
1 YR LIBOR	432	100,075,482.10	45.90
1 YR CMT	9	1,755,430.15	0.81
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
19,250.00 - 100,000.00	86	6,749,028.49	3.10
100,000.01 - 150,000.00	216	27,326,570.95	12.53
150,000.01 - 200,000.00	175	30,987,689.91	14.21
200,000.01 - 250,000.00	140	31,696,585.11	14.54
250,000.01 - 300,000.00	120	33,011,250.86	15.14
300,000.01 - 350,000.00	54	17,324,338.48	7.95
350,000.01 - 400,000.00	32	12,155,281.45	5.58
400,000.01 - 450,000.00	25	10,719,344.17	4.92
450,000.01 - 500,000.00	21	10,018,229.54	4.59
500,000.01 - 550,000.00	11	5,763,999.99	2.64
550,000.01 - 600,000.00	12	6,848,900.00	3.14
600,000.01 - 650,000.00	12	7,712,207.67	3.54
650,000.01 - 700,000.00	2	1,322,000.01	0.61
700,000.01 - 800,000.00	4	3,037,000.00	1.39
800,000.01 - 900,000.00	5	4,376,386.80	2.01
900,000.01 - 1,000,000.00	4	3,920,000.00	1.80
1,000,000.01 - 1,250,000.00	1	1,228,000.00	0.56
1,250,000.01 - 1,500,000.00	1	1,330,000.00	0.61
2,250,000.01 - 2,500,000.00	1	2,500,000.00	1.15
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.250 - 3.500	1	300,000.00	0.14
3.501 - 4.000	15	2,905,095.27	1.33
4.001 - 4.500	70	17,369,593.91	7.97
4.501 - 5.000	156	38,333,342.79	17.58
5.001 - 5.500	240	61,045,083.26	28.00
5.501 - 6.000	256	56,490,642.99	25.91
6.001 - 6.500	150	33,658,484.69	15.44
6.501 - 7.000	31	7,221,720.53	3.31
7.001 - 7.500	3	702,849.99	0.32
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	683	157,238,033.49	72.12
2.501 - 3.000	237	60,563,279.94	27.78
3.001 - 3.250	2	225,500.00	0.10
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.250 - 8.500	2	458,000.00	0.21
8.501 - 9.000	13	2,424,182.91	1.11
9.001 - 9.500	39	10,850,095.76	4.98
9.501 - 10.000	84	22,329,777.61	10.24
10.001 - 10.500	207	50,997,842.21	23.39
10.501 - 11.000	299	63,547,272.01	29.15
11.001 - 11.500	200	45,650,118.17	20.94
11.501 - 12.000	59	15,389,319.05	7.06
12.001 - 12.500	16	5,119,955.71	2.35
12.501 - 12.625	3	1,260,250.00	0.58
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	684	157,396,033.49	72.19
2.501 - 3.000	237	60,563,279.94	27.78
3.001 - 3.250	1	67,500.00	0.03
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	269	62,735,572.02	28.77
1.501 - 2.000	648	150,971,241.41	69.24
4.501 - 5.000	5	4,320,000.00	1.98
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	6	1,577,320.53	0.72
4.501 - 5.000	704	162,869,981.94	74.70
5.501 - 6.000	212	53,579,510.96	24.57
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	922	218,026,813.43	100.00
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	837	190,409,874.45	87.33
12	28	10,739,750.00	4.93
36	48	11,238,088.98	5.15
42	1	224,000.00	0.10
60	8	5,415,100.00	2.48
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
347 - 348	10	1,702,483.32	0.78
349 - 360	912	216,324,330.11	99.22
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	481	116,195,901.18	53.29
12	441	101,830,912.25	46.71
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	922	218,026,813.43	100.00
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
06/01/08 - 06/30/08	1	162,761.68	0.07
07/01/08 - 07/31/08	9	1,539,721.64	0.71
08/01/08 - 08/31/08	33	6,394,120.03	2.93
09/01/08 - 09/30/08	57	11,244,913.79	5.16
10/01/08 - 10/31/08	54	10,210,262.68	4.68
11/01/08 - 11/30/08	25	4,963,445.26	2.28
12/01/08 - 12/31/08	13	3,096,006.78	1.42
01/01/09 - 01/31/09	93	17,704,801.66	8.12
02/01/09 - 02/28/09	4	1,143,864.93	0.52
03/01/09 - 03/31/09	3	524,899.51	0.24
04/01/09 - 04/30/09	91	21,985,129.84	10.08
05/01/09 - 05/31/09	168	48,609,088.63	22.30
06/01/09 - 06/30/09	362	86,955,797.00	39.88
07/01/09 - 07/31/09	9	3,492,000.00	1.60
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
15.85 - 50.00	58	11,912,636.82	5.46
50.01 - 55.00	9	2,595,760.91	1.19
55.01 - 60.00	23	4,522,402.31	2.07
60.01 - 65.00	52	15,495,922.99	7.11
65.01 - 70.00	66	20,990,369.56	9.63
70.01 - 75.00	88	23,073,804.48	10.58
75.01 - 80.00	550	124,099,953.16	56.92
80.01 - 85.00	10	1,630,762.88	0.75
85.01 - 90.00	36	7,242,364.39	3.32
90.01 - 95.00	26	5,899,335.93	2.71
95.01 - 100.00	4	563,500.00	0.26
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
619 - 620	2	572,100.00	0.26
621 - 640	7	2,278,599.99	1.05
641 - 660	41	10,309,526.21	4.73
661 - 680	117	28,604,554.26	13.12
681 - 700	130	29,843,983.07	13.69
701 - 720	158	35,900,273.49	16.47
721 - 740	128	28,877,726.14	13.25
741 - 760	138	33,178,587.20	15.22
761 - 780	122	27,799,908.99	12.75
781 - 800	64	17,837,045.50	8.18
801 - 820	15	2,824,508.58	1.30
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	375	78,457,715.69	35.99
60	428	106,018,018.92	48.63
120	119	33,551,078.82	15.39
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	520	119,627,043.61	54.87
Cash Out Refinance	191	49,368,290.79	22.64
Rate/Term Refinance	211	49,031,479.03	22.49
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	609	155,892,594.45	71.50
Non-owner	274	54,071,389.03	24.80
Second Home	39	8,062,829.95	3.70
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	403	90,110,724.93	41.33
Stated Documentation	208	51,654,849.34	23.69
Reduced Documentation	136	36,267,254.21	16.63
No Documentation	106	22,939,048.49	10.52
No Ratio	64	15,478,889.00	7.10
Streamline Documentation	5	1,576,047.46	0.72
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	546	129,712,725.26	59.49
Planned Unit Development	180	37,692,379.15	17.29
Two-to-Four Family	93	30,865,454.01	14.16
Condominium	103	19,756,255.01	9.06
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	837	190,409,874.45	87.33
Has Prepayment Penalty	85	27,616,938.98	12.67
Total	922	218,026,813.43	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	279	86,788,529.50	39.81
Massachusetts	71	19,324,708.22	8.86
Arizona	114	17,628,210.52	8.09
Washington	72	15,139,133.86	6.94
Oregon	66	12,908,547.34	5.92
South Carolina	44	9,922,599.53	4.55
Minnesota	39	8,036,674.42	3.69
Nevada	38	7,245,890.48	3.32

All Others (30)	199	41,032,519.56	18.82
Total	922	218,026,813.43	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group V Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$87,252,783
Total Original Balance:	$87,309,910
Number Of Loans:	187

			Minimum		Maximum
Average Current Balance:	$466,592.42		$64,800.00		$1,800,000.00
Average Original Amount:	$466,897.91		$64,800.00		$1,800,000.00

Weighted Average Gross Coupon:	5.055%		4.000%		8.125%

Weighted Average Gross Margin:	2.320%		1.875%		2.750%
Weighted Average Max Int Rate:	10.057%		9.000%		13.125%
Weighted Average Min Int Rate:	2.325%		2.250%		3.125%
Weighted Average Periodic Rate Cap:	2.046%		1.000%		5.000%
Weighted Average First Rate Cap:	5.002%		5.000%		6.000%

Weighted Average Original LTV:	71.60%		23.73%		95.00%

Weighted Average Fico Score:	732		605		818

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	350	months	360	months
Weighted Average Seasoning:	2	months	0	months	10	months

Weighted Average Next Rate Reset:	84	months	74	months	119	months
Weighted Average Rate Adj Freq:	12	months	6	months	12	months
Weighted Average First Rate Adj Freq:	86	months	84	months	120	months

Weighted Average Prepay Term:	12	months	12	months	12	months
Weighted Average IO Term:	87	months	60	months	120	months

Top State Concentrations ($):	56.06 %California,5.19 %Massachusetts,4.93 %Florida
Top Prepay Penalty Concentrations ($):	97.26 %No Prepayment Penalty,2.74 %Has Prepayment Penalty
Top Interest Only Concentrations ($):	69.31 %IO,30.69 %Not IO
Maximum Zip Code Concentration ($):	2.34%92315

Note Date:		Aug 20, 2003		Jun 22, 2004
First Pay Date:		Oct 01, 2003		Aug 01, 2004
Rate Chg Date:		Sep 01, 2010		Jun 01, 2014
Mature Date:		Sep 01, 2033		Jul 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group	Mortgage Loans	the Cutoff Date	the Cutoff Date
5	187	87,252,782.62	100.00
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Servicer	Mortgage Loans	the Cutoff Date	the Cutoff Date
COUNTRYWIDE	138	75,277,291.83	86.27
GMAC	29	6,677,356.98	7.65
GREENPOINT	15	2,906,883.81	3.33
MELLON	5	2,391,250.00	2.74
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product	Mortgage Loans	the Cutoff Date	the Cutoff Date
7/1 YR LIBOR IO	105	56,210,567.33	64.42
7/1 YR LIBOR	57	25,282,481.31	28.98
10/1 YR LIBOR IO	4	1,557,500.00	1.79
10/6 MO LIBOR IO	9	1,510,549.91	1.73
7/23 6 MO LIBOR IO	5	1,196,752.53	1.37
10/1 YR LIBOR	4	977,796.89	1.12
7/23 6 MO LIBOR	1	213,553.28	0.24
10/6 MO LIBOR	1	199,581.37	0.23
7/1 YR CMT	1	104,000.00	0.12
Total	187	87,252,782.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	170	84,028,345.53	96.30
6 MO LIBOR	16	3,120,437.09	3.58
1 YR CMT	1	104,000.00	0.12
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Mortgage Loans	the Cutoff Date	the Cutoff Date
64,800.00 - 100,000.00	3	224,115.19	0.26
100,000.01 - 150,000.00	11	1,364,102.16	1.56
150,000.01 - 200,000.00	7	1,229,959.12	1.41
200,000.01 - 250,000.00	12	2,717,200.18	3.11
250,000.01 - 300,000.00	1	260,710.70	0.30
300,000.01 - 350,000.00	18	5,970,099.02	6.84
350,000.01 - 400,000.00	35	13,290,278.57	15.23
400,000.01 - 450,000.00	24	10,213,077.61	11.71
450,000.01 - 500,000.00	16	7,648,337.22	8.77
500,000.01 - 550,000.00	12	6,407,317.30	7.34
550,000.01 - 600,000.00	10	5,804,220.00	6.65
600,000.01 - 650,000.00	11	7,043,024.87	8.07
650,000.01 - 700,000.00	5	3,416,267.00	3.92
700,000.01 - 800,000.00	9	6,833,510.85	7.83
800,000.01 - 900,000.00	3	2,590,700.00	2.97
900,000.01 - 1,000,000.00	5	4,989,862.83	5.72
1,000,000.01 - 1,250,000.00	1	1,020,000.00	1.17
1,250,000.01 - 1,500,000.00	3	4,430,000.00	5.08
1,750,000.01 - 1,800,000.00	1	1,800,000.00	2.06
Total	187	87,252,782.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.000 - 4.000	2	968,724.18	1.11
4.001 - 4.500	33	20,172,332.73	23.12
4.501 - 5.000	41	21,697,454.66	24.87
5.001 - 5.500	78	37,270,729.28	42.72
5.501 - 6.000	22	4,752,839.28	5.45
6.001 - 6.500	6	1,062,502.50	1.22
6.501 - 7.000	1	309,000.00	0.35
7.001 - 7.500	2	383,199.99	0.44
8.001 - 8.125	2	636,000.00	0.73
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.875 - 2.000	1	213,553.28	0.24
2.001 - 2.500	152	74,744,585.60	85.66
2.501 - 2.750	34	12,294,643.74	14.09
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.000 - 9.000	2	968,724.18	1.11
9.001 - 9.500	33	20,172,332.73	23.12
9.501 - 10.000	41	21,697,454.66	24.87
10.001 - 10.500	77	37,057,176.00	42.47
10.501 - 11.000	22	4,752,839.28	5.45
11.001 - 11.500	7	1,276,055.78	1.46
11.501 - 12.000	1	309,000.00	0.35
12.001 - 12.500	2	383,199.99	0.44
13.001 - 13.125	2	636,000.00	0.73
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	152	74,744,585.60	85.66
2.501 - 3.000	32	11,658,643.74	13.36
3.001 - 3.125	3	849,553.28	0.97
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	16	3,120,437.09	3.58
1.501 - 2.000	166	81,741,095.53	93.68
4.501 - 5.000	5	2,391,250.00	2.74
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.000 - 5.000	186	87,039,229.34	99.76
5.501 - 6.000	1	213,553.28	0.24
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	187	87,252,782.62	100.00
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	182	84,861,532.62	97.26
12	5	2,391,250.00	2.74
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
350 - 360	187	87,252,782.62	100.00
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	16	3,120,437.09	3.58
12	171	84,132,345.53	96.42
Total	187	87,252,782.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
84	169	83,007,354.45	95.13
120	18	4,245,428.17	4.87
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date	Mortgage Loans	the Cutoff Date	the Cutoff Date
09/01/10 - 09/30/10	2	415,684.27	0.48
10/01/10 - 10/31/10	4	905,191.21	1.04
01/01/11 - 01/31/11	2	317,553.28	0.36
02/01/11 - 02/28/11	1	141,542.42	0.16
04/01/11 - 04/30/11	12	5,853,724.08	6.71
05/01/11 - 05/31/11	41	21,932,889.56	25.14
06/01/11 - 06/30/11	103	51,509,519.63	59.03
07/01/11 - 07/31/11	4	1,931,250.00	2.21
09/01/13 - 09/30/13	1	205,017.17	0.23
10/01/13 - 10/31/13	2	369,668.63	0.42
02/01/14 - 02/28/14	1	337,500.00	0.39
03/01/14 - 03/31/14	2	1,080,111.09	1.24
04/01/14 - 04/30/14	8	1,317,731.28	1.51
05/01/14 - 05/31/14	3	602,400.00	0.69
06/01/14 - 06/30/14	1	333,000.00	0.38
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%)	Mortgage Loans	the Cutoff Date	the Cutoff Date
23.73 - 50.00	13	6,816,711.13	7.81
50.01 - 55.00	3	1,815,500.00	2.08
55.01 - 60.00	5	2,738,666.15	3.14
60.01 - 65.00	10	7,169,420.64	8.22
65.01 - 70.00	19	9,815,949.22	11.25
70.01 - 75.00	30	15,108,313.27	17.32
75.01 - 80.00	102	42,474,370.54	48.68
85.01 - 90.00	2	660,201.70	0.76
90.01 - 95.00	3	653,649.97	0.75
Total	187	87,252,782.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score	Mortgage Loans	the Cutoff Date	the Cutoff Date
605 - 620	6	2,776,948.83	3.18
621 - 640	6	2,434,785.58	2.79
641 - 660	8	2,872,099.99	3.29
661 - 680	14	4,944,081.37	5.67
681 - 700	6	1,889,549.97	2.17
701 - 720	35	14,994,137.31	17.18
721 - 740	30	13,153,529.81	15.08
741 - 760	29	16,081,496.27	18.43
761 - 780	33	18,806,557.81	21.55
781 - 800	17	7,469,995.68	8.56
801 - 818	3	1,829,600.00	2.10
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months)	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	64	26,777,412.85	30.69
60	1	104,000.00	0.12
84	104	54,912,069.86	62.93
120	18	5,459,299.91	6.26
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	112	54,942,258.31	62.97
Rate/Term Refinance	48	22,695,405.44	26.01
Cash Out Refinance	27	9,615,118.87	11.02
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	168	81,791,406.84	93.74
Second Home	7	3,048,920.00	3.49
Non-owner	12	2,412,455.78	2.76
Total	187	87,252,782.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation	Mortgage Loans	the Cutoff Date	the Cutoff Date
Preferred Documentation	63	33,874,506.59	38.82
Full Documentation	69	28,160,568.36	32.27
Alternative Documentation	22	11,339,645.15	13.00
Reduced Documentation	22	10,746,643.37	12.32
Streamline Documentation	4	1,464,569.18	1.68
Stated Documentation	5	1,148,800.00	1.32
No Documentation	2	518,049.97	0.59
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	118	53,948,290.12	61.83
Planned Unit Development	47	25,087,849.18	28.75
Condominium	17	6,986,443.33	8.01
Two-to-Four Family	5	1,230,199.99	1.41
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	182	84,861,532.62	97.26
Has Prepayment Penalty	5	2,391,250.00	2.74
Total	187	87,252,782.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	94	48,912,458.35	56.06
Massachusetts	8	4,524,510.85	5.19
Florida	8	4,298,750.00	4.93
New York	8	3,287,792.58	3.77
Maryland	7	3,156,291.00	3.62
Arizona	8	2,674,083.37	3.06

All Others (21)	54	20,398,896.47	23.38
Total	187	87,252,782.62	100.00